October 1, 2003

                         AVE MARIA CATHOLIC VALUES FUND
                              AVE MARIA GROWTH FUND
                               AVE MARIA BOND FUND
                      (SERIES OF SCHWARTZ INVESTMENT TRUST)

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2003

The   following   should  be  read  in   conjunction   with   Operation  of  the
Funds--Investment Adviser on page 15 of the Prospectus:

     Effective October 1, 2003, Gregory R. Heilman, CFA, has become
Co-portfolio Manager of the Ave Maria Catholic Values Fund with George P. Schwartz, CFA. Mr. Schwartz is the President of the Trust and of Schwartz Investment Counsel, Inc. (the "Adviser"). Mr. Heilman is a Senior Vice President and Portfolio Manager of the Adviser. Prior to joining the Adviser in August 2003, Mr. Heilman was Vice President and Portfolio Manager with Gries Financial LLC in Cleveland, Ohio for four years, and from 1987 to 1999, he was a Portfolio Manager for the BP America Pension Plan.

     From July 1, 2002 until October 1, 2003, Mr. Schwartz was the sole day-to-day Portfolio Manager of the Ave Maria Catholic Values Fund.


The following should be read in conjunction with the section How to Purchase Shares beginning on page 10 of the Prospectus:

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o    Social  security  number,   taxpayer   identification   number,   or  other
     identifying number.

                             (CONTINUED ON THE BACK)



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You may also be asked for a copy of your driver's  license,  passport,  or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.